Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


      We hereby consent to the use in this Form S-8 Registration Statement of aeroTelesis, Inc. of our report dated June 18, 2004, relating to the financial statements of aeroTelesis, Inc. as of and for the years ended March 31, 2004 and 2003, which is incorporated by reference into such Form S-8.

Clyde Bailey P.C.
San Antonio, Texas


By: /s/ Clyde S. Bailey

Dated: June 17, 2005


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